SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 28, 1998


Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Pass-Through Certificates, Series 1998-1
(Exact name of registrant as specified in its charter)


         Delaware                     033-11588-02         13-5674085
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
        of Incorporation)             File Number)       Identification No.)

250 Vesey Street
World Financial Center
North Tower
New York, NY                                                    10281
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:           (212) 449-1000

Item 5.        Other Events

     On December 28, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement"), between Merrill Lynch Mortgage Investors, Inc., as Depositor, and Guardian Savings and Loan Association, as Originator, and Litton Loan Servicing, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Pass-Through Certficates, Series 1998-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date December 28, 1998.

                       See Exhibit 1.

               B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?   NO.
                       Date:
                       Amount:

               D.      Were any amounts paid or are any amounts payable under
                       the Certificate Guaranty Insurance Policy?   NO
                       Amount:

               E.      Are there any developments with respect to the
                       Certificate Insurance Guaranty Policy?       NONE.

               F.      Item 1: Legal Proceedings:            NONE

               G.      Item 2: Changes in Securities:        NONE

               H       Item 4: Submission of Matters to a Vote of
                       Certificatholders:  NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

         Exhibit No.

               1.      Monthly Servicer Certificate dated December 28, 1998.

        Beginning                                                     Ending
         Current                   Class    Realized     Class        Current
        Principal                 Optimal   Loss of     Interest     Principal
Class    Amount      Principal    Interest Principal   Shortfall      Amount
 A-1  106003010.30    1503569.02 574182.97      0.00          0.00 104499441.28
 A-2    1694443.00          0.00   9178.23      0.00          0.00   1694443.00
 A-3   12452629.49      12951.63  67451.74      0.00          0.00  12439677.86
  PO     241619.74        329.60      0.00      0.00 NA               241290.14
  X   124076931.82 NA             48397.36 NA                 0.00 122558292.39
 M-1    5732637.50       5962.36  31051.79      0.00          0.00   5726675.14
 M-2A   1011641.97       1052.18   5479.73      0.00          0.00   1010589.79
 M-2B    337214.33        350.73   1826.58      0.00          0.00    336863.60
 M-3    1011641.97       1052.18   5479.73      0.00          0.00   1010589.79
 B-1     944198.90        982.03   5114.41      0.00          0.00    943216.87
 B-2     539541.52        561.16   2922.52      0.00          0.00    538980.36
 B-3     539541.71        561.16   2922.52      0.00          0.00    538980.55
  R           0.00          0.00      0.10      0.00          0.00         0.00
TOTAL:130508120.43    1527372.05 754007.68      0.00          0.00 128980748.38



                     Beginning                           Ending
                      Current                Class      Current
                     Principal              Optimal    Principal    Certificate
Class     CUSIP        Amount    Principal  Interest     Amount       Factor
 A-1  589929RM2          957.363   13.5794     5.186       943.783       0.9438
 A-2  589929RN0         1000.000    0.0000     5.417      1000.000       1.0000
 A-3  589929RP5          996.941    1.0369     5.400       995.904       0.9959
  PO  589929RQ3          995.894    1.3585     0.000       994.535       0.9945
  X   589929RR1    124076931.820    0.0000 48397.360 122558292.390       0.9512
 M-1  589929RT7          996.941    1.0369     5.400       995.904       0.9959
 M-2A 589929RU4          996.941    1.0369     5.400       995.904       0.9959
 M-2B 589929RV2          996.941    1.0369     5.400       995.904 NA
 M-3  589929RW0          996.941    1.0369     5.400       995.904 NA
 B-1  589929RX8          996.941    1.0369     5.400       995.904 NA
 B-2  589929RY6          996.941    1.0369     5.400       995.904 NA
 B-3  589929RZ3          996.941    1.0369     5.400       995.905 NA
  R   589929RS9            0.000    0.0000     0.100         0.000       0.0000

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               Merrill Lynch Mortgage Investors, Inc.



                              /s/    Donna Fanning
                              Donna Fanning
                              Vice President


Dated:         December 31, 1998